                                EXPEDITION FUNDS

                            INVESTMENT SHARES-CLASS A
                            INVESTMENT SHARES-CLASS B
                              INSTITUTIONAL SHARES

                                   PROSPECTUS
                                  MARCH 1, 2000

                          EXPEDITION EQUITY INCOME FUND
                 EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

                               INVESTMENT ADVISER:
                                  COMPASS BANK

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON
                  THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              ABOUT THIS PROSPECTUS

Expedition Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Investment Shares-Class A (Class A Shares), Investment Shares-Class B (Class B Shares) and Institutional Shares of the Expedition Equity Income Fund and the Expedition Tax-Free Investment Grade Bond Fund that you should know before investing. Please read this prospectus and keep it for future reference.

Expedition Funds also offers shares of the Expedition Equity Fund, Expedition Investment Grade Bond Fund, Expedition Money Market Fund and Expedition Tax-Free Money Market Fund in separate prospectuses which are available by calling 1-800-992-2085.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                     PAGE
     EXPEDITION EQUITY INCOME FUND....................................5
     EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND...................9
     MORE INFORMATION ABOUT RISK......................................12
     MORE INFORMATION ABOUT FUND INVESTMENTS..........................13
     INVESTMENT ADVISER...............................................13
     PURCHASING, SELLING AND EXCHANGING FUND SHARES...................13
     DISTRIBUTION OF FUND SHARES......................................20
     DIVIDENDS AND DISTRIBUTIONS......................................20
     TAXES............................................................20
     CUSTODIAN........................................................21
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         EXPEDITION FUNDS.............................................Back Cover

Shares of the Expedition Funds are not deposits of or obligations of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Compass Bank serves as investment adviser and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated volatility for each Fund is set forth in the fund summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EXPEDITION EQUITY INCOME FUND

FUND SUMMARY

INVESTMENT GOAL               Long-term growth of capital with an emphasis on
                              current income

INVESTMENT FOCUS              Dividend-paying common stocks issued by large and
                              medium sized U.S. companies

SHARE PRICE VOLATILITY        Medium

PRINCIPAL INVESTMENT STRATEGY Investing in stocks which have potential for capital appreciation and an above-average dividend yield relative to the Standard & Poor's 500 Index (S&P 500)

INVESTOR PROFILE              Long-term investors who want growth of capital and
                              income and who can tolerate share price volatility

INVESTMENT STRATEGY OF THE EXPEDITION EQUITY INCOME FUND

The Fund invests primarily in dividend-paying common stocks and other equity securities issued by U.S. companies with medium to large market capitalization (in excess of $1 billion) that the Adviser believes are attractively valued, relative to historical earnings and dividend trends, and offer potential for moderate long-term growth. The Adviser analyzes a company's appreciation potential based on factors such as sales or earnings growth, pricing flexibility, and profitability trends compared to a company's industry peers. The Fund generally seeks to diversify its investments across all major industry sectors.

The Fund pursues the income portion of its investment goal by choosing stocks of those companies that have historical dividend yields which are higher than the dividend yield of the average company in the S&P 500, or which the Adviser believes have the ability to grow their dividends in future years. The Fund expects to hold more stocks with value characteristics than growth characteristics because value stocks typically pay higher dividends.

The Adviser monitors the companies held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE EXPEDITION EQUITY INCOME FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also invests in preferred stocks which have characteristics of both equity and fixed income securities. Since preferred stocks receive their income in a fixed or variable stream of dividends, their value tends to decrease if interest rates rise and vice versa. Also, like common stock, preferred stock's value is subject to short- or long-term fluctuations of stock prices in general. Unlike with fixed income securities, a company which issues preferred stock is under no obligation to pay dividends to the shareholder (although most preferred stock dividends accumulate and must be paid at a later date before common dividends). Although preferred stocks do evidence ownership in a company, preferred stocks usually do not carry any voting rights.

Companies which have historically paid dividends may discontinue dividend payments or pay dividends at lower levels. This may affect the Fund's ability to produce current income.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The convertible securities the Fund invests in have characteristics of both fixed income and equity securities. The value of securities convertible into equity securities are subject to equity risks, because the value of the convertible security tends to move with the market value of the underlying stock, as well as fixed income risks such as prevailing interest rates, the credit quality of the issuer and any call provisions of the issue.

The Fund is also subject to the risk that its investment approach, which seeks to identify dividend-paying equity securities with both growth and value characteristics, may cause it to perform differently than funds that target a specific equity market segment or that invest in other asset classes.

PERFORMANCE INFORMATION

The Fund had not yet commenced operations and did not have a full calendar year of performance information at the time this prospectus was printed.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                       INSTITUTIONAL
                                                                       CLASS A SHARES  CLASS B SHARES      SHARES
---------------------------------------------------------------------- --------------- --------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*                                       4.00%            None            None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**                                      None           5.00%            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
other Distributions (as a percentage of offering price)                     None            None            None
Redemption Fee
(as a percentage of amount redeemed, if applicable)                         None            None            None
Exchange Fee                                                                None            None            None

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time, depending on how long you own your shares. See "Selling Fund Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     CLASS A SHARES         CLASS B SHARES      INSTITUTIONAL SHARES
----------------------------------------------- ------------------------- -------------------- -----------------------
Management Fees                                          0.75%                   0.75%                 0.75%
Distribution and Service (12b-1) Fees                    0.25%                   1.00%                  None
Other Expenses                                           X.XX%                   X.XX%                 X.XX%
                                                         -----                   -----                 -----
Total Annual Fund Operating Expenses                     X.XX%                   X.XX%                 X.XX%

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Fund would be:


IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                                     1 YEAR    3 YEARS     5 YEARS      10 YEARS
INSTITUTIONAL SHARES                 $X.XX      $X.XX       $X.XX        $X.XX
CLASS A SHARES                       $X.XX      $X.XX       $X.XX        $X.XX
CLASS B SHARES                       $X.XX      $X.XX       $X.XX        $X.XX*

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                                     1 YEAR    3 YEARS    5 YEARS       10 YEARS
INSTITUTIONAL SHARES                  $X.XX     $X.XX      $X.XX         $X.XX
CLASS A SHARES                        $X.XX     $X.XX      $X.XX         $X.XX
CLASS B SHARES                        $X.XX     $X.XX      $X.XX         $X.XX*

*    Class B Shares automatically convert to Class A Shares after eight years.

EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                Current income exempt from Federal income tax

INVESTMENT FOCUS               High quality municipal bonds and other fixed
                               income securities

SHARE PRICE VOLATILITY         Medium

PRINCIPAL INVESTMENT STRATEGY  Investing in municipal obligations which pay interest that is exempt from Federal income tax

INVESTOR PROFILE               Taxable investors who want current income exempt
                               from Federal income tax and who are willing to accept the risks of owning a portfolio of municipal securities.


INVESTMENT STRATEGY OF THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

The Fund invests substantially all of its assets in municipal securities that generate income exempt from Federal income taxes. These securities include securities of municipal issuers located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. All such instruments must be rated "A" or better by one or more nationally recognized rating organizations at the time of purchase. In selecting securities for the Fund, the Adviser will consider each security's creditworthiness, yield relative to comparable issuers and maturities, appreciation potential and liquidity. The Fund's average weighted maturity will be maintained at 15 years or less. If a security's credit rating is downgraded, the Adviser will promptly review that security and take appropriate action, including the possible sale of that security. The Adviser monitors the securities held by the Fund and may sell a security to adjust the maturity of the Fund or when better opportunities become available. The Fund intends to invest as much of its assets as possible in securities that are not subject to Federal taxes, but it may invest up to 20% of its total assets in taxable securities.

PRINCIPAL RISKS OF INVESTING IN THE EXPEDITION TAX-FREE INVESTMENT GRADE BOND
FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Fixed income securities are also subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is subject to the risk that its market segment, municipal fixed income securities, may underperform other fixed income market segments or the fixed income markets as a whole.

PERFORMANCE INFORMATION

The Fund had not yet commenced operations and did not have a full calendar year of performance information at the time this prospectus was printed.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                       INSTITUTIONAL
                                                                       CLASS A SHARES  CLASS B SHARES      SHARES
---------------------------------------------------------------------- --------------- --------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*                                       4.00%            None            None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)**                                      None           5.00%            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
other Distributions (as a percentage of offering price)                     None            None            None
Redemption Fee
(as a percentage of amount redeemed, if applicable)                         None            None            None
Exchange Fee                                                                None            None            None

* This sales charge varies depending upon how much you invest. See "Front-End Sales Charges - Class A Shares."
** This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges - Class B Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

                                                   CLASS A SHARES         CLASS B SHARES      INSTITUTIONAL SHARES
----------------------------------------------- ---------------------- ---------------------- ----------------------
Management Fees                                         0.50%                  0.50%                  0.50%
Distribution and Service (12b-1) Fees                   0.25%                  1.00%                  None
Other Expenses                                          X.XX%                  X.XX%                  X.XX%
                                                        -----                  -----                  -----
Total Annual Fund Operating Expenses                    X.XX%                  X.XX%                  X.XX%
----------------------------------------------- ---------------------- ---------------------- ----------------------

* The Fund's total actual annual fund operating expenses should be less than the amount shown above because the Adviser intends to waive 0.10% of its management fee in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

         Class A Shares                                         X.XX%
         Class B Shares                                         X.XX%
         Institutional Shares                                   X.XX%

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES                 $X.XX      $X.XX     $X.XX     $X.XX
CLASS A SHARES                       $X.XX      $X.XX     $X.XX     $X.XX
CLASS B SHARES                       $X.XX      $X.XX     $X.XX     $X.XX*

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
INSTITUTIONAL SHARES                 $X.XX      $X.XX     $X.XX     $X.XX
CLASS A SHARES                       $X.XX      $X.XX     $X.XX     $X.XX
CLASS B SHARES                       $X.XX      $X.XX     $X.XX     $X.XX*

*    Class B Shares automatically convert to Class A Shares after eight years.

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities include public and privately         Equity Income Fund
issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.  Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  The value of securities convertible into equity securities, such as warrants or
convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate.  An investment in a portfolio of equity securities may be more
suitable for long-term investors who can bear the risk of these share price fluctuations.
FIXED INCOME RISK - The market value of fixed income investments     Tax-Free Investment Grade Bond Fund
change in response to interest rate changes and other factors.
During periods of falling interest rates, the values of
outstanding fixed income securities generally rise.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called")
by the issuer prior to maturity.  This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.  In addition to these fundamental risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

         MUNICIPAL ISSUER RISK-- There may be economic or            Tax-Free Investment Grade Bond Fund
         political changes that impact the ability of municipal
         issuers to repay principal and to make interest payments
         on municipal securities.  Changes to the financial
         condition or credit rating of municipal issuers may also
         adversely affect the value of the Fund's municipal
         securities.  Constitutional or legislative limits on
         borrowing by municipal issuers may result in reduced
         supplies of municipal securities.  Moreover, certain
         municipal securities are backed only by a municipal
         issuer's ability to levy and collect taxes.

MORE INFORMATION ABOUT FUND INVESTMENTS

The prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash, shares of money market mutual funds and short-term repurchase agreements that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.

INVESTMENT ADVISER

The Investment Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' respective investment programs. The Board of Trustees of Expedition Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Funds are managed by a team of investment professionals from the Adviser's Portfolio Management Team. No one person is primarily responsible for making investment recommendations to the team.

Compass Bank, a wholly-owned subsidiary of Compass Bancshares, Inc. (Compass Bancshares) serves as the Adviser to the Funds. Compass Bank has served as an investment adviser to mutual funds since 1990. Through the Compass Asset Management Group, the Adviser and its affiliates provide investment advisory and management services for the assets of individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 1999, Compass Bank had approximately $___ billion in assets under administration, with investment discretion over $___billion.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to buy, sell (sometimes called "redeem") and exchange Class A Shares, Class B Shares and Institutional Shares of the Funds.

Class A Shares and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES
     -      FRONT-END SALES CHARGE
     -      LOWER ANNUAL EXPENSES
     -      $1,000 MINIMUM INITIAL INVESTMENT FOR REGULAR ACCOUNTS
     -      $500 MINIMUM INITIAL INVESTMENT FOR IRA ACCOUNTS

     CLASS B SHARES
     -      CONTINGENT DEFERRED SALES CHARGE
     -      HIGHER ANNUAL EXPENSES
     -      $1,000 MINIMUM INITIAL INVESTMENT FOR REGULAR ACCOUNTS
     -      $500 MINIMUM INITIAL INVESTMENT FOR IRA ACCOUNTS
     -      AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS

For some investors the minimum initial investment for Class A and Class B Shares may be lower.

Institutional Shares are available solely to individuals and entities establishing certain fiduciary, trust, agency, custody or similar relationships with the Asset Management Group of Compass Bank or trust divisions or trust companies that are affiliated with Compass Bancshares. Institutional Shares are also available for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-800-992-2085.

Class A and Class B Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
-    Mail
-    Telephone, or
-    Wire

To purchase Class A or Class B Shares directly from us, please call 1-800-992-2085, or complete and send in an account application. Write your check, payable in U.S. dollars, to "Expedition Funds" and include the name of the appropriate Fund(s) on the check. We cannot accept third-party checks, credit cards, credit card checks or cash.

Institutional Shares are available for eligible investors through the Asset Management Group of Compass Bank or through trust divisions or trust companies that are affiliated with Compass Bancshares or through other qualifying financial institutions. To purchase Institutional Shares, eligible Compass Asset Management Group customers should contact their authorized Compass Asset Management representative and other eligible customers should contact their financial institutions.

You may also purchase shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 3:00 p.m. Central time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 3:00 p.m. Central time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase Class A Shares or Class B Shares for the first time, you must invest at least $1,000 in any Fund. To open an IRA account, you must invest at least $500 in any Fund. The minimum is $25 in the case of directors, officers and employees of Compass Bancshares and its affiliates (and members of their immediate families) participating in the Systematic Investment Plan. Your subsequent investments in either Fund must be made in amounts of at least $100 ($25 for directors, officers and employees of Compass Bancshares and its affiliates and members of their immediate families). A Fund may accept investments of smaller amounts for either class of shares at its discretion.

To purchase Institutional Shares, eligible Compass Asset Management Group customers should contact their Compass Asset Management Group authorized representative and other eligible customers should contact their financial institutions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of each Fund automatically through regular deductions from your account. Once your account has been opened, you may begin regularly scheduled investments of at least $100 ($25 in the case of directors, officers and employees of Compass Bancshares and its affiliates and members of their immediate families) for each Fund. Purchases of Class A Shares made through the Systematic Investment Plan are subject to the applicable sales charge.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                        YOUR SALES CHARGE AS A PERCENTAGE OF    YOUR SALES CHARGE AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:                             OFFERING PRICE                       YOUR NET INVESTMENT
--------------------------------------- -------------------------------------- ---------------------------------------
LESS THAN $100,000                                      4.00%                                  4.17%
$100,000 BUT LESS THAN $250,000                         3.50%                                  3.63%
$250,000 BUT LESS THAN $500,000                         2.75%                                  2.83%
$500,000 BUT LESS THAN $1,000,000                       1.00%                                  1.01%
$1,000,000 AND OVER*                                    0.00%                                  0.00%

* Even though you do not pay a sales charge on purchases of $1,000,000 or more, the Distributor may pay dealers a 1% commission for these transactions.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

-    by reinvestment of dividends and distributions;
- by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");
- by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
- by directors, officers and employees and members of their immediate family, of Compass Bancshares and its affiliates and dealers that enter into agreements with the Distributor;
-    by Trustees and officers of Expedition Funds;
- through wrap fee and asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any or receive a reduced portion of the front-end sales charge; or
- by persons purchasing shares of a fund through a payroll deduction plan or a qualified employee benefit retirement plan which permits purchases of shares of a Fund.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may only exercise this privilege once. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. IN ADDITION, YOU MUST NOTIFY US IN WRITING AND INDICATE ON YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES.

REDUCED SALES CHARGES -CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within 5 years after your purchase, you will pay a contingent deferred sales charge as described in the table below of either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after we receive your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund.

                           CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE                DOLLAR AMOUNT SUBJECT TO CHARGE
First                                           5.00%
Second                                          4.00%
Third                                           3.00%
Fourth                                          2.00%
Fifth                                           1.00%
Sixth                                           0.00%
Seventh                                         0.00%
Eighth*                                         0.00%

*    Class B Shares automatically convert to Class A Shares after eight years.

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:

-    to make certain required withdrawals from a retirement plan (including
     IRAs); or
-    because of death or disability.

In addition, Class B shareholders who automatically reinvest their dividends and distributions may redeem up to 12% of the value of their shares per year, determined at the time of each redemption, without payment of a contingent deferred sales charge.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds.

HOW TO SELL YOUR FUND SHARES

Holders of Institutional Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, customers of the Compass Asset Management Group should contact their Asset Management Group authorized representative.

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-800-992-2085.

You may also sell your shares by contacting your financial institution by mail or telephone. Compass Asset Management Group customers should contact their Asset Management Group authorized representative.

If you would like to sell $40,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request less, in the case of Class B Shares, any applicable contingent deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN

Class A shareholders with at least a $10,000 account balance, may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within one Business Day after we receive your request, and in any event within seven days. Your proceeds can be wired to your bank account (amounts less than $5,000 may be subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions for Class A or Class B Shares the Fund may redeem your shares. But, the Fund will always give you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission ("SEC") declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone by calling 1-800-992-2085.

You may also exchange shares through your financial institution by mail or telephone. Compass Asset Management Group customers should contact their Asset Management Group authorized representative. Exchange requests for Class A or Class B Shares must be for an amount of at least $1,000 ($25 for directors, officers and employees of Compass Bancshares, Inc. and members of their immediate families).

IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

You may exchange Class A Shares of any Fund for Class A Shares of any other Fund or Investment Service Shares of the Money Market Fund and Tax-Free Money Market Fund. You may exchange Class B Shares of any Fund for Class B Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Funds have adopted distribution plans for Class A and Class B Shares that allow the Funds to pay distribution and service fees for the sale and distribution of their shares, and for services provided to Class A and Class B shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and service fees, as a percentage of average daily net assets are as follows:

For Class A Shares:       0.25%
For Class B Shares:       1.00%

DIVIDENDS AND DISTRIBUTIONS

Dividends for the Tax-Free Investment Grade Bond Fund are declared daily and paid monthly to shareholders of record. Dividends for the Equity Income Fund are declared and paid quarterly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

The Tax-Free Investment Grade Bond Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

CUSTODIAN

Compass Bank serves as Custodian for the assets of the Funds. It receives an annual fee of .02% of each Fund's average daily net assets for this service.

                                EXPEDITION FUNDS

INVESTMENT ADVISER AND CUSTODIAN

Compass Bank
15 S. 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, DC 20036

More information about Expedition Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated March 1, 2000, includes detailed information about Expedition Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-922-2085

BY MAIL:  Write to us
Expedition Funds
c/o State Street Bank and Trust Company
P.O. Box 8010
Boston, Massachusetts 02266

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Expedition Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain the information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Expedition Funds' Investment Company Act registration number is 811-5900.